UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2021

Energy Transfer Operating, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31219	73-1493906
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 1, 2021, Energy Transfer LP, a Delaware limited partnership (“ET”), together with its subsidiaries Energy Transfer Operating, L.P., a Delaware limited partnership (“ETO”), Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (“SXL”), and Sunoco Logistics Partners GP LLC, a Delaware limited liability company (“SXL GP”), consummated several internal reorganization transactions, including:

•

completing the merger (the “Equity Rollup Merger”) of ETO Merger Sub LLC, a Delaware limited liability company and a wholly owned direct subsidiary of ET (“Merger Sub”), with and into ETO, with ETO surviving, pursuant to the previously announced and filed Agreement and Plan of Merger, dated as of March 5, 2021, by and among ET, ETO and Merger Sub, and in connection therewith issuing new preferred units representing limited partner interests in ET with substantially equivalent preferences, rights, powers, duties and obligations as the previously outstanding preferred units in ETO prior to the Equity Rollup Merger; and

•

causing SXL and SXL GP to merge with and into ETO, with ETO surviving, and immediately thereafter, causing ETO to merge with and into ET, with ET surviving (together, the “Debt Rollup Mergers”), in each case pursuant to agreements and plans of merger entered into as of April 1, 2021.

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement with SXL and SXL GP

On April 1, 2021, in connection with the Debt Rollup Mergers, ETO, SXL and SXL GP entered into an Agreement and Plan of Merger (the “SXL Merger Agreement”), pursuant to which SXL and SXL GP merged with and into ETO, with ETO surviving the merger. The foregoing description of the SXL Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the SXL Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Merger Agreement with ET

On April 1, 2021, in connection with the Debt Rollup Mergers, ETO and ET entered into an Agreement and Plan of Merger (the “ET Merger Agreement”), pursuant to which ETO merged with and into ET, with ET surviving the merger. The foregoing description of the ET Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the ET Merger Agreement, which is attached hereto as Exhibit 2.2, and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On April 1, 2021, ET, ETO and ET Merger Sub completed the Equity Rollup Merger and the Debt Rollup Mergers.

Pursuant to the terms of the Rollup Merger Agreement, at the Rollup Effective Time, each issued and outstanding preferred unit representing a limited partner interest in ETO was converted into the right to receive one newly created preferred unit representing a limited partner interest in ET with substantially equivalent preferences, rights, powers, duties and obligations as the ETO preferred unit for which it was exchanged. Specifically, each issued and outstanding:

•

6.250% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ETO was converted into the right to receive one newly created 6.250% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ET (the “ET Series A Preferred Units”);

•

6.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ETO was converted into the right to receive one unit newly created 6.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ET (the “ET Series B Preferred Units”);

•

7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ETO (the “ETO Series C Preferred Units”) was converted into the right to receive one newly created 7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ET (the “ET Series C Preferred Units”);

•

7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ETO (the “ETO Series D Preferred Units”) was converted into the right to receive one newly created 7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ET (the “ET Series D Preferred Units”);

•

7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ETO (the “ETO Series E Preferred Units” and, together with the ETO Series C Preferred Units and the ETO Series D Preferred Units, the “ETO Public Preferred Units”) was converted into the right to receive one newly created 7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ET (the “ET Series E Preferred Units”);

•

6.750% Series F Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ETO was converted into the right to receive one newly created 6.750% Series F Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ET (the “ET Series F Preferred Units”); and

•

7.125% Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ETO was converted into the right to receive one newly created 7.125% Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in ET (the “ET Series G Preferred Units”).

In addition, each of the issued and outstanding Class K Units, Class L Units, Class M Units and Class N Units (the “Hook Units”), each representing a limited partner interest in ETO and all of which were held by ETP Holdco Corporation, a Delaware corporation, was converted into the right to receive, in the aggregate, 675,625,000 newly created Class B Units representing limited partner interests in ET (the “Class B Units” and, together with the ET Series A Preferred Units, the ET Series B Preferred Units, the ET Series C Preferred Units, the ET Series D Preferred Units, the ET Series E Preferred Units, the ET Series F Preferred Units and the ET Series G Preferred Units, the “New ET Units”).

In connection with the Debt Rollup Mergers, all of the limited partner interests in SXL, limited liability company interests in SXL GP, and common units representing limited partner interests in ETO, all of which are held by ET, were cancelled.

The foregoing description of the Equity Rollup Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Rollup Merger Agreement, which was attached as Exhibit 2.1 to ETO’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2021, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Equity Rollup Merger, the New York Stock Exchange (the “NYSE”) was notified that each outstanding ETO Public Preferred Unit was converted pursuant to the Equity Rollup Merger into the right to receive a corresponding New ET Unit, subject to the terms and conditions of the Equity Rollup Merger Agreement. ETO requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the delisting of the ETO Public Preferred Units. The ETO Public Preferred Units were delisted and removed from trading on the NYSE on March 31, 2021.

Item 9.01.	Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger, dated as of April 1, 2021, by and among Energy Transfer Operating, L.P, Sunoco Logistics Partners Operations L.P. and Sunoco Logistics Partners GP LLC.

2.2	Agreement and Plan of Merger, dated as of April 1, 2021, by and among Energy Transfer Operating, L.P. and Energy Transfer LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C., its general partner

Date: April 1, 2021	By:	/s/ Bradford D. Whitehurst
		Name:	Bradford D. Whitehurst
		Title:	Chief Financial Officer

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